UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 1, 2023

FAIR ISAAC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-11689	94-1499887
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 West Mendenhall, Suite 105 Bozeman, Montana	59715
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 406-982-7276

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	FICO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Fair Isaac Corporation (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”) on March 1, 2023. Of the 25,154,323 shares of common stock entitled to vote, 23,016,850 shares were present at the Annual Meeting in person or by proxy. The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting are as follows:

Item No. 1: All of the Board’s nominees for director were elected by the votes set forth in the table below:

Nominees	For	Against	Abstain	Broker Non-Votes
Braden R. Kelly	20,374,481	1,042,176	13,080	1,587,113
Fabiola R. Arredondo	21,081,404	335,291	13,042	1,587,113
James D. Kirsner	19,939,279	1,476,218	14,240	1,587,113
William J. Lansing	21,125,740	292,941	11,056	1,587,113
Eva Manolis	21,054,711	353,392	21,634	1,587,113
Marc F. McMorris	21,158,380	249,412	21,945	1,587,113
Joanna Rees	20,528,050	889,357	12,330	1,587,113
David A. Rey	20,707,017	708,828	13,892	1,587,113

Item No. 2: The stockholders approved, on an advisory (non-binding) basis, the resolution relating to the Company’s named executive officer compensation by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
17,146,084	3,402,935	880,718	1,587,113

Item No. 3: The stockholders approved, on an advisory (non-binding) basis, holding of an advisory (non-binding) vote on executive compensation on an annual basis by the votes set forth in the table below:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
21,095,067	1,589	311,674	21,407	1,587,113

In light of the stockholders’ advisory vote in favor of “1 Year” with respect to this Item No. 3, the Company has determined to include the non-binding stockholder advisory vote on the compensation of its named executive officers in its proxy materials on an annual basis, until the next stockholder advisory vote on the frequency of stockholder advisory votes on executive compensation.

Item No. 4: The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2023 was ratified by the stockholders, by the votes set forth in the table below:

For	Against	Abstain
22,731,100	274,840	10,910

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAIR ISAAC CORPORATION

By	/s/ Mark R. Scadina
Mark R. Scadina
Executive Vice President, General Counsel and Corporate Secretary

Date: March 2, 2023